SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                  Date of Report: March 5, 1999


                        E-NET CORPORATION
                        -----------------
      (Exact name of registrant as specified in its charter)


                    SUARRO COMMUNICATIONS, INC.
                    ---------------------------
               (Former Name of Small Business Issuer)


                              NEVADA
                              ------
            (State or other jurisdiction of incorporation)


       0-23512                                   84-1273503
       -------                                   ----------
(Commission File No.)                           (IRS Employer
                                              Identification No.)

                        6 Venture, Suite 207
                             Irvine, CA
                             ----------
               (Address of principal executive offices)



Registrant's telephone number, including area code: (949) 453-9262





                            Page 1 of 5 pages.

Item 5.  Other Events.

     On or about February 12, 1999, pursuant to the affirmative vote of the holders of a majority of the issued and outstanding common stock of the Company, the Company amended its articles of incorporation, changing the name of the Company to E-NET
CORPORATION.

Item 7(c).  Exhibits.

     Number         Exhibit
     ------         -------

      3.4           Certificate of Amendment to Articles of
                    Incorporation

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         E-NET CORPORATION
                         f/k/a SUARRO COMMUNICATIONS, INC.



                         By:s/ Adam Stull
                            -------------------------------
                            Adam Stull, President

Dated:  March 4, 1999

                     E-NET CORPORATION, f/k/a

                     SUARRO COMMUNICATIONS, INC.
                    _____________________________

                            EXHIBIT 3.4
                    _____________________________

                      CERTIFICATE OF AMENDMENT

                    OF ARTICLES OF INCORPORATION
                    _____________________________



























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
            FILED
    IN THE OFFICE OF THE
  SECRETARY OF STATE OF THE
       STATE OF NEVADA
         FEB 19 1999
        No.  C6679-88
           ------------
        s/Dean Heller
Dean Heller, Secretary of State
           CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                           (After Issuance of Stock)

                             SUARRO COMMUNICATIONS, INC.
        ----------------------------------------------------------------
                               Name of Corporation

   We, the undersigned     Adam R. Stull                                   and
                      ----------------------------------------------------
                                          President
  Libbie Stull                     of    SUARRO COMMUNICATIONS, INC.
----------------------------------   -----------------------------------------
          Secretary
do hereby certify.

   That the Board of Directors of said corporation at a meeting duly convened,

held on the   12th    day of     February        , 19 99, adopted a resolution
           ----------        -------------------     ---
to amend the original articles as follows:

   Article II is hereby amended to read as follows:

   A.  The name of this Corporation is E-NET CORPORATION

   The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 1,000,000 , that the said
                                                 ---------
change(s) and amendment have been consent to and approved by a majority of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                       s/Adam R. Stull
                                       ---------------------------------------
                                       President or Vice President

                                       s/Libbie Stull
                                       ---------------------------------------
                                       Secretary or Assistant Secretary
State of  CA               )
        ------------------ : ss.
County of   Orange         )
         -----------------

   On this 16th day of February, 1999, before me, the undersigned Notary Public, personally appeared Adam R. Stull and Libbie Stull

     [ ]          Personally known to me
     or
     [x]          proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities and that by their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

   WITNESS my hand and official seal.

                       Signature: s/ Lisa M. Lynch                     (Seal)
                                 --------------------------------------
                                                       LISA M. LYNCH
                                                       Comm. #1051914
                                                 Notary Public -- California
                                                        ORANGE COUNTY
                                                My Comm. Expires FEB 16, 1999

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